UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 22, 2009

Wonder Auto Technology, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105

(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street
Taihe District, Jinzhou City, Liaoning Province
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 416-2661186
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 22, 2009, Wonder Auto Technology, Inc.’s (the “Company”) indirect wholly owned subsidiary Jinzhou Wanyou Mechanical Parts Co., Ltd. (“Jinzhou Wanyou”) entered into a share purchase agreement (the “Agreement”) with Winning International Development Limited, a British Virgin Islands corporation (“Winning”).  Pursuant to the Agreement, Jinzhou Wanyou purchased 100%  of the equity interest in Winning’s Subsidiary, Friend Birch Limited, a Hong Kong corporation (“Friend Birch”), thereby indirectly acquiring its wholly owned Chinese Subsidiaries, Jinzhou Jiade Machinery Co., Ltd. and Jinzhou Lida Auto Parts Co., Ltd., which are engaged in designing, manufacturing and selling gas spring shafts and other thin mechanical shafts products, automotive springs and gas spring.  As part of the transaction, Jinzhou Wanyou also acquired all proprietary technology of Friend Birch’s rods and shafts technology center in Brazil (“Proprietary Technology”).

The total purchase price (the “Purchase Price”) to be paid by Jinzhou Wanyou under this agreement is $12,000,000.  Jinzhou Wanyou must pay $8,000,000 of the Purchase Price within one month after the signing of the Agreement and has two months from the date of the Agreement to conduct investigation and inspection of the Proprietary Technology.  If satisfied with the results of its investigation, Jinzhou Wanyou must pay the remaining $4,000,000 million within 10 days communicating its satisfaction with the results. Under the Agreement, Winning is entitled to receive within two months after completion of the 2009 fiscal year all profits of Friend Birch generated from its operations before June 30, 2009. The parties have agreed to cooperate in connection with obtaining PRC government approval of the acquisition.

The description of the Agreement in this current report is a summary only and is qualified in its entirety by the terms of the Agreement, a copy of which is attached hereto as exhibit 10.1 and is hereby incorporated by reference.

ITEM 8.01         OTHER EVENTS.

On September 23, 2009, the Company issued a press release announcing its acquisition of Friend Birch. A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01       FINANCIAL STATEMENT AND EXHIBITS

 (c)  Exhibits

Exhibit Number	Description of Exhibit

10.1	Share Purchase Agreement, dated as of September 22, 2009, by and between Jinzhou Wanyou Mechanical Parts Co., Ltd. and Winning International Development Limited.

99.1	Press Release, dated September 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: September 25, 2009

/s/ Qingjie Zhao
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Share Purchase Agreement, dated as of September 22, 2009, by and between Jinzhou Wanyou Mechanical Parts Co., Ltd. and Winning International Development Limited.

99.1	Press Release, dated September 23, 2009